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                                                                    Exhibit 23.1





              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS





We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-83269) of Sun Hydraulics Corporation of our report dated March 6, 2000 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.




PricewaterhouseCoopers LLP
Tampa, Florida
March 8, 2000